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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 24, 1998
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                      000-29222               13-3575874
(State or other jurisdiction    (Commission File Number)      (IRS Employer)
     of incorporation)                                    Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)

                                Page 1 of 5 Pages
                         Exhibit Index Appears at Page 3

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Item 5. Other Events

            AVAX Technologies, Inc. announced on Monday, August 24, 1998, the completion of a pilot Phase I/II immunological clinical study of O-Vax(TM), its experimental vaccine of haptenized autologous ovarian cancer cells. The results showed that 8 of 9 patients with stage 3 ovarian cancer who received O-Vax post-surgically after standard chemotherapy, developed an immune response against their own tumor cells.

            The study found that chemotherapy prevented none of the patients from developing a strong, positive immune response to their own haptenized ovarian cancer cells, as measured by tests for delayed-type hypersensitivity.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c)   Exhibits:

            99.19 Press Release dated August 24, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AVAX TECHNOLOGIES, INC.

Date: August 24, 1998

                                        By: /s/ Jeffrey M. Jonas
                                            ------------------------------------
                                            Name:  Jeffrey M. Jonas, M.D.
                                            Title: President and Chief Executive
                                                   Officer


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                                  Exhibit Index

Exhibit Number                                          Description
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    99.19                                   Press Release dated August 24, 1998.


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